UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 9, 2010

EXCEL TRUST, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-34698	27-1493212
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

17140 Bernardo Center Drive, Suite 300

San Diego, California 92128

(Address of Principal Executive Offices, Including Zip Code)

(858) 613-1800

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K/A is being filed by Excel Trust, Inc. to provide the financial statements that were previously omitted in Item 9.01 of the Current Report on Form 8-K filed on December 15, 2010 relating to the acquisition of Park West Place Shopping Center located in Stockton, California. In evaluating this acquisition and determining the appropriate amount of consideration to be paid, we considered a variety of factors including property type, geographic markets and demographics, tenants and lease terms.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired

Independent Auditors’ Report

Statements of Revenues and Expenses of Park West Place Shopping Center for the nine months ended September 30, 2010 (unaudited) and for the year ended December 31, 2009

Notes to Statements of Revenues and Certain Expenses

(b)	Unaudited Pro Forma Financial Information.

Unaudited Pro Forma Condensed Consolidated Balance Sheet of Excel Trust, Inc. as of September 30, 2010

Unaudited Pro Forma Condensed Consolidated Statement of Operations of Excel Trust, Inc. for the period from April 28, 2010 to September 30, 2010

Unaudited Pro Forma Condensed Combined Statement of Operations of Excel Trust, Inc. Predecessor for the period from January 1, 2010 to April 27, 2010

Unaudited Pro Forma Condensed Combined Statement of Operations of Excel Trust, Inc. Predecessor for the year ended December 31, 2009

Notes to Pro Forma Condensed Consolidated and Combined Statements of Operations of Excel Trust, Inc. and Excel Trust, Inc. Predecessor

(d)	Exhibits

The following exhibits are filed herewith:

Exhibit	Description of Exhibit

10.1	Purchase and Sale Agreement and Joint Escrow Instructions dated September 23, 2010. (1)

23.1	Consent of Deloitte & Touche LLP (2)

(1)	Incorporated herein by reference to Excel Trust, Inc.’s Current Report on Form 8-K filed with the Securities and Exchange Commission on September 28, 2010.
(2)	Filed herewith.

INDEPENDENT AUDITORS’ REPORT

To the Board of Directors and Stockholders of Excel Trust, Inc.

We have audited the accompanying statement of revenues and certain expenses (the “Historical Summary”) of Park West Place Shopping Center located in Stockton, California (the “Property”) for the year ended December 31, 2009. This Historical Summary is the responsibility of the Property’s management. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Property’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summaries, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in this Current Report on Form 8-K/A) as described in Note 1 to the Historical Summary and are not intended to be a complete presentation of the Property’s revenue and expenses.

In our opinion, the Historical Summary of the Property presents fairly, in all material respects, the revenues and certain expenses described in Note 1 to the Historical Summary of Park West Place Shopping Center located in Stockton, California for the year ended December 31, 2009, in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP

Los Angeles, California

February 24, 2011

PARK WEST PLACE SHOPPING CENTER, STOCKTON, CALIFORNIA

STATEMENTS OF REVENUES AND CERTAIN EXPENSES

For the Nine Months Ended September 30, 2010 and the Year Ended December 31, 2009

	Nine months ended September 30, 2010	Year ended December 31, 2009
	(unaudited)
Revenues:
Rental revenues	$5,721,000	$7,367,000
Tenant reimbursements	1,651,000	2,122,000
Other income	(6,000)	30,000

Total revenue	7,366,000	9,519,000

Certain expenses
Property operating and maintenance	417,000	639,000
Property taxes	961,000	1,257,000
Management fees	212,000	285,000
Insurance	64,000	48,000

Total certain expenses	1,654,000	2,228,000

Revenues in excess of certain expenses	$5,712,000	$7,291,000

See accompanying notes to statements of revenues and certain expenses.

PARK WEST PLACE SHOPPING CENTER, STOCKTON, CALIFORNIA

NOTES TO STATEMENT OF REVENUES AND CERTAIN EXPENSES

1. Organization and Summary of Significant Accounting Policies

Organization

The accompanying statement of revenues and certain expenses includes the operations of Park West Place Shopping Center located in Stockton, California (the “Property”) which was acquired by Excel Trust, Inc. (the “Company”) from a nonaffiliated third party. The Property was acquired for approximately $92.5 million.

Basis of Presentation

The statement of revenues and certain operating expenses (the “Historical Summary”) has been prepared for the purpose of complying with the provisions of Article 3-14 of Regulation S-X promulgated by the Securities and Exchange Commission (the “SEC”), which requires certain information with respect to real estate operations to be included with certain filings with the SEC. The Historical Summary includes the historical revenues and certain operating expenses of the Property, exclusive of items which may not be comparable to the proposed future operations of the Property. Material amounts that would not be directly attributable to future operating results of the Property are excluded, and the Historical Summary is not intended to be a complete presentation of the Property’s revenues and expenses. Items excluded consist of depreciation, interest expense and federal and state income taxes.

The accompanying statement is not representative of the actual operations for the period presented, as certain expenses that may not be comparable to the expenses expected to be incurred by the Company in the future operations of the Property have been excluded. The Historical Summary for the period from January 1, 2010 to September 30, 2010 is unaudited and reflects all adjustments (consisting only of normal recurring adjustments), which are, in the opinion of management, necessary for a fair presentation of the operating results for the interim period presented. The results of operations for the period from January 1, 2010 to September 30, 2010 (unaudited) are not necessarily indicative of the expected results for the entire fiscal year ending December 31, 2010.

In the preparation of the accompanying Historical Summary, subsequent events were evaluated through February 24, 2011 the date the financial statements were issued.

Revenue Recognition

Rental revenue is recognized on an accrual basis as it is earned over the lives of the respective tenant leases on a straight-line basis. Estimated recoveries from certain tenants for their pro rata share of real estate taxes, insurance and other operating expense are recognized as revenues in the period the applicable expenses are incurred or as specified in the leases. Rental receivables are periodically evaluated for collectability.

Repairs and Maintenance

Expenditures for repairs and maintenance are expensed as incurred.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of revenues and certain expenses during the reporting period. Actual results could differ materially from the estimates in the near term.

Concentration of Credit Risk

The Property had no tenants account for more than 10% of revenues in the nine months ended September 30, 2010 (unaudited) or the year ended December 31, 2009.

2. Leases

The aggregate annual future minimum lease payments to be received under existing operating leases as of December 31, 2009 are as follows:

2010	$7,053,000
2011	7,308,000
2012	7,172,000
2013	6,884,000
2014	6,539,000
2015 and thereafter	29,164,000

$64,121,000

The Property was completed in 2005 and was approximately 99% occupied at September 30, 2010 (unaudited). The Property is generally leased to tenants under lease terms that provide for the tenants to pay a pro rata share of their operating expenses. The above future minimum lease payments do not include amounts for tenant reimbursements of operating expenses.

Certain tenants have lease termination options built into their leases, which are subject to termination fees. In the event that a tenant does exercise its option to terminate its lease early and the terminated space is not subsequently leased out, the amount of future minimum rent received will be reduced.

3. Related Party Transactions

In the nine months ended September 30, 2010 (unaudited) and the year ended December 31, 2009, $212,000 and $285,000 in property management fees were expensed to a company affiliated with the sellers of the Property, respectively.

4. Commitments and Contingencies

The Company may be subject to legal claims in the ordinary course of business as a property owner. The Company believes that the ultimate settlement of any potential claims will not have a material impact on the Property’s results of operations.

Excel Trust, Inc.

Pro Forma Condensed Consolidated Financial Statements

(Unaudited)

The following unaudited pro forma financial information of Excel Trust, Inc. (the “Company”) is based on the historical financial statements of the Company and Excel Trust, Inc. Predecessor (the “Predecessor”). The unaudited pro forma condensed consolidated balance sheet as of September 30, 2010 and condensed consolidated and combined statements of operations of the Company for the period April 28, 2010 to September 30, 2010 and the Predecessor for the period from January 1, 2010 to April 28, 2010 and for the year ended December 31, 2009 have been prepared as if the acquisition of Park West Place Shopping Center (the “Property”) had occurred on January 1, 2009.

Such unaudited pro forma financial information should be read in conjunction with the historical combined financial statements of the Company and Predecessor for the year ended December 31, 2009, including the notes thereto, which were filed as part of the Company’s Registration Statement on Form S-11, as amended, filed with the Securities and Exchange Commission on April 22, 2010 and the Company’s subsequent Quarterly Reports on Form 10-Q for the periods ended March 31, 2010, June 30, 2010 and September 30, 2010. The unaudited pro forma financial information is for informational purposes only and is not necessarily indicative of the results of operations of the Company and Predecessor that would have occurred if the acquisition of the Property had been completed on the dates indicated, nor does it purport to represent the Company and Predecessor’s results of operations as of any future date or for any future period. The pro forma condensed consolidated and combined statements of operations of the Company and Predecessor only include the acquisition of the Property. In addition, the pro forma condensed consolidated and combined financial statements are based upon pro forma allocations of the purchase price of the Property based upon preliminary estimates of fair value of the assets and liabilities acquired in connection with the acquisition. These allocations may be adjusted in the future upon finalization of these preliminary estimates. Management believes all material adjustments necessary to reflect the effect of their acquisition have been made to the unaudited pro forma financial information.

EXCEL TRUST, INC

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

September 30, 2010

(in thousands, except per share amounts)

	Company Historical (A)	Acquisition of Park West Plaza Shopping Center at Stockton, California (B)	Company Pro Forma
ASSETS:
Property, net	$201,368	$79,278	$280,646
Cash and cash equivalents	57,862	—	57,862
Lease intangibles, net	26,274	14,200	40,474
Other	32,726	358	33,084

Total Assets	$318,230	$93,836	$412,066

LIABILITIES AND EQUITY:
Liabilities:
Mortgage and notes payable	$104,469	$92,886	$197,355
Accounts payable and other liabilities	11,423	67	11,490
Lease intangibles, net	4,034	978	5,012

Total liabilities	119,926	93,931	213,857

Equity:
Total stockholder’s equity	190,507	(91)	190,416
Non-controlling interests	7,797	(4)	7,793

Total equity	198,304	(95)	198,209

Total liabilities and equity	$318,230	$93,836	$412,066

See accompanying notes

EXCEL TRUST, INC

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

Period from April 28, 2010 to September 30, 2010

(in thousands, except per share amounts)

	Company Historical (C)	Acquisition of Park West Plaza Shopping Center at Stockton, California (D)	Company Pro Forma
REVENUES:
Rental revenue	$6,113	$3,114	$9,227
Tenant recoveries	651	800	1,451
Other income	86	13	99

Total revenues	6,850	3,927	10,777

EXPENSES:
Maintenance and repairs	220	20	240
Real estate taxes	825	424	1,249
Management fees	42	—	42
Other operating expenses	252	251	503
General and administrative	4,021	—	4,021
Depreciation and amortization	2,994	1,291	4,285

Total expenses	8,354	1,986	10,340
Net operating (loss) income	(1,504)	1,941	437
Interest expense	(1,623)	(1,616)	(3,239)
Interest income	158	—	158

Net (loss) income	(2,969)	325	(2,644)
Non-controlling interest	(117)	13	(104)

Net (loss) income attributable to the common stockholders	$(2,852)	$312	$(2,540)

Basic and diluted loss per share	$(0.18)		$(0.16)

Weighted-average common shares outstanding—basic and diluted	15,509		15,509

See accompanying notes

EXCEL TRUST, INC. PREDECESSOR

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

Period from January 1, 2010 to April 27, 2010

(in thousands)

	Company Historical (C)	Acquisition of Park West Plaza Shopping Center at Stockton, California (D)	Company Pro Forma

REVENUES:
Rental revenue	$1,455	$2,350	$3,805
Tenant recoveries	113	634	747
Other income	—	(18)	(18)

Total revenues	1,568	2,966	4,534

EXPENSES:
Maintenance and repairs	98	10	108
Real estate taxes	140	339	479
Management fees	43	—	43
Other operating expenses	98	201	299
General and administrative	8	—	8
Depreciation and amortization	542	1,055	1,597

Total expenses	929	1,605	2,534

Net operating income	639	1,361	2,000

Interest expense	(483)	(1,292)	(1,775)
Interest income	—	—	—

Net income	156	69	225

Non-controlling interest	290	—	290

Net (loss) income attributable to the controlling interest	$(134)	$69	$(65)

See accompanying notes

EXCEL TRUST, INC. PREDECESSOR

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

For the Year Ended December 31, 2009

(in thousands)

	Company Historical (C)	Acquisition of Park West Plaza Shopping Center at Stockton, California (D)	Company Pro Forma

REVENUES:
Rental revenue	$4,731	$6,856	$11,587
Tenant recoveries	259	1,892	2,151
Other income	—	30	30

Total revenues	4,990	8,778	13,768

EXPENSES:
Maintenance and repairs	245	14	259
Real estate taxes	399	1,017	1,416
Management fees	134	—	134
Other operating expenses	451	673	1,124
General and administrative	45	—	45
Depreciation and amortization	2,045	3,332	5,377

Total expenses	3,319	5,036	8,355

Net operating income	1,671	3,742	5,413

Interest expense	(1,359)	(3,877)	(5,236)
Interest income	6	—	6

Net income (loss)	318	(135)	183

Non-controlling interest	75	—	75

Net income (loss) attributable to the controlling interest	$243	$(135)	$108

See accompanying notes

EXCEL TRUST, INC. AND

EXCEL TRUST, INC. PREDECESSOR

NOTES TO CONDENSED CONSOLIDATED AND COMBINED STATEMENTS OF OPERATIONS

(Dollars in thousands, except per share amounts)

(Unaudited)

(A) Derived from the Company’s condensed consolidated and combined financial statements as of September 30, 2010.

(B) To reflect the acquisition of Park West Plaza Shopping Center as if it was acquired on September 30, 2010 for a purchase price of $92,500 not including closing costs which should be expensed. The acquisition was funded a mortgage of $55,800 and cash from a draw on the Company’s credit facility. The acquisition method of accounting was used to allocate the purchase price to tangible and indentified intangible assets and liabilities and other working capital liabilities assumed according to their fair values. The purchase price has been allocated for the pro forma adjustments as follows:

Land	$41,287
Building	33,131
Site improvements	2,630
Tenant improvements	2,230
Lease intangible assets	14,200
Lease intangible liabilities	(978)

$92,500

These numbers do not include loan costs incurred in conjunction with the mortgage.

(C) Derived from the Company’s and the Predecessor’s condensed consolidated and combined financial statements of operations for the period from April 28, 2010 to September 30, 2010, the period from January 1, 2010 to April 27, 2010 and the year ended December 31, 2009.

(D) To reflect the acquisition of Park West Plaza Shopping Center as if it was acquired on January 1, 2009. The pro forma adjustments include the pro forma operations of the property. The acquisition method of accounting was used to allocate the purchase price to tangible and identified intangible assets and liabilities according to their fair values. The amount allocated to building, site improvements and tenant improvements is depreciated over an estimated useful life of 40 years, 15 years and an average of 6 years, respectively. The amounts allocated to intangible lease assets are amortized over the lives of the leases with an average life of 6 years.

Historical revenue of $4,096, $3,270 and $9,519, is decreased by $235, $194 and $511, for the pro forma net amortization of above and below market leases for the period from April 28, 2010 to September 30, 2010, the period from January 1, 2010 to April 27, 2010 and the year ended December 31, 2009, respectively.

Expenses are based on historical operations of the previous owner except for real estate property tax which is calculated based on an estimated reassessed tax basis subsequent to the acquisition. Tenant recoveries have been adjusted to reflect the estimated property tax expense.

Interest expense reflects: 1) Assumption of a $55,800 mortgage payable. The loan bears interest at a rate of LIBOR plus 2.50%. The Company entered into interest rate SWAP contracts which fixed LIBOR at an average of 1.41%. As such, the interest rate used was 3.91%. 2) Borrowing of $36,700 from the Company’s credit facility used to fund the acquisition. Interest is assumed to be 4.25%. The Company’s credit facility bears interest LIBOR plus a margin of 2.75%, with a LIBOR floor of 1.50%. As LIBOR was approximately 0.26% at September 30, 2010, an increase or decrease in LIBOR of 0.125% would have no effect on the Company’s interest rate given the LIBOR floor. 3) Amortization of approximately $358 of loan costs.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 24, 2011	Excel Trust, Inc.

	By:	/S/ JAMES Y. NAKAGAWA
James Y. Nakagawa
Chief Financial Officer

EXHIBITS

Exhibit	Description of Exhibit

10.1	Purchase and Sale Agreement and Joint Escrow Instructions dated September 23, 2010. (1)

23.1	Consent of Deloitte & Touche, LLP (2)

(1)	Incorporated herein by reference to Excel Trust, Inc.’s Current Report on Form 8-K filed with the Securities and Exchange Commission on September 28, 2010.
(2)	Filed herewith.